UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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RESOURCES CONNECTION, INC.

(Name of Registrant as Specified in Its Charter)
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 Your Vote Counts!  rgp.®  RESOURCES CONNECTION, INC. 15950 NORTH DALLAS PARKWAY SUITE 330  DALLAS, TX 75248  RESOURCES CONNECTION, INC.  2026 Annual Meeting  Vote by October 21, 2026  11:59 PM ET  You invested in RESOURCES CONNECTION, INC. and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 22, 2026.  Get informed before you vote  View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 08, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Smartphone users  Point your camera here and vote without entering a  number  �I  Vote Virtually at the Meeting*  October 22, 2026  3:30 PM CDT  Virtually at:  www.virtualshareholdermeeting.com/RGP2026  *Please check the meeting materials for any special requirements for meeting attendance.

 1. Election of Directors.  Nominees:  1a. Roger D. Carlile  1b. Marco von Maltzan  0For  2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2027.  OFor  3. The approval of the amendment and restatement of the Resources Connection, Inc. 2020 Performance Incentive Plan.  0For  4. The approval of the amendment and restatement of the Resources Connection, Inc. 2019 Employee Stock Purchase Plan.  OFor  5. The approval, on an advisory basis, of the Company's executive compensation.  0For  Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Voting Items  Board Recommends  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".